Entergy's 2006 Agenda: Stability, Recovery and Growth

2006 UBS Natural Gas & Electric Utilities Conference

Leo Denault

Executive Vice President and Chief Financial Officer

February 15, 2006

Entergy.

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce tax payments, the effects of litigation and weather, and uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy's ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, Inc. and the impact, if any, of this proceeding on other Entergy companies.

This presentation includes the non-GAAP measures of operational earnings, adjusted non-fuel O&M, free cash flow, net cash available and gross liquidity when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slides 19-21. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Substantial Progress Was Realized on 2005 Initiatives Before the Storms

Complete Incomplete

Objective	2005 Initiative
Utility Achieve greater regulatory certainty at the state and federal levels	Louisiana Global Settlement
	ELI Rate Case
	Texas Legislation
	Generation Market Power
	System Agreement Case
	Independent Coordinator of Transmission
	PPA Case
Nuclear Grow the top line	47 MW Indian Point 3 Uprate
	95 MW Vermont Yankee Uprate
	Contracting Efforts Consistent With Hedge Strategy
Utility/Nuclear Improve cost position	$19/MWh 06 Entergy Nuclear Production Cost Target
	Health Strides Initiative
	Support Services Productivity Initiative

Capital Deployment Was Proceeding as Planned

Dividend Payout Ratio
03-05; %


60% Payout Ratio Cap
60
45
30
15
0
+29% Step
+20% Step
Step Evaluated
03
04
05

Share Repurchase Program
02-05; end of period shares in millions


240
230
220
210
200
$1.6B Net Repurchases
$0.4B Remaining
4Q02
4Q03
4Q04
4Q05

Utility Supply Plan Acquisitions
05-Today


Dell Power Station
Southaven
Southaven GT
Little Rock
Hot Springs
Batesville Expansion
Hot Springs County
Pine Bluff
Crossroads
Attala 480MW @ $231/KW
Union (El Dorado)
Choctaw
McAdams
Attala Energy
Perryville
ngton Project - Koch Power
Ouachita Power LLC
Hinds Energy Facility
Perryville 718MW @ $226/KW
Evangeline Project
Holmesville
RS Cogen
Big Cajun 1 Expansion
Exxon - Baton Rouge
Cottonwood
Acadia Power
AEP - Dow Chemical
nery
Bayou Cove
Calcasieu
Carville
mont
Port Arthur
Occidental - Taft
Shell Geismar
Sabine River Works
Sabine - Bayer Cogen

Storms Abruptly Disrupted Plans and Called for Rapid Execution on New Initiatives

Post-Storm Cash Demands ***Matched With*** ***Post-Storm Liquidity***



Unexpected Cash Demands*
2Q05 vs. 4Q05; $B
Hurricane Restoration
Contract Collateral
Fuel Under Recovery
3.5
1.2
1.6
0.7
1.1
0.9
0.2
2Q05
4Q05



Post-Storm Liquidity*
4Q05; $B
3.1
2.5
0.6
Cash and Cash Equivalents
Revolver Capacity
Gross Liquidity

**Excludes Entergy New Orleans*

Success in Recovery Initiatives
Calls for Collaboration

Potential Timeline of Action on Recovery Initiatives

Collaboration Required | No Collaboration Required

	4Q05	1Q06	2Q06	3Q06	4Q06
Insurance		Loss valuation continues; payments to begin			
Legislation Federal	Hurricane relief tax provisions and CDBG enacted		Line of sight on CDBG / Tax refunds		
Securitization Mississippi		State action	Implement		
Texas			State action		Implement after 2006
Louisiana			State action		Implement
Regulatory					
CNO			Potential filing	Potential decision	
LPSC	Filed for recovery	Potential decision	Initiate phase 2 when final costs are known		
MPSC	Filed for recovery		Decision; 2nd recovery filing	Decision on 2nd filing	
PUCT			Potential filing		

Uncertainties at ENOI Are Being Systematically Managed

Entergy New Orleans' Average Load
8/30/05-2/5/06; % of typical


80
60
40
20
0
8/30/05
9/30/05
10/30/05
11/30/05
12/30/05
1/30/06
Weather-adjusted
Actual

Key Events for Entergy New Orleans

Restoration Progress	
Average Load, % of typical	60%
Transmission Line Outages	5
Substation Outages	4
Estimated Restoration Costs	$275M

Bankruptcy Process	
DIP Financing Approved DIP Priming Lien Use of Insurance Proceeds Determined by ENOI	12/7/05
Reorganization Plan Filing Due	4/21/06

Next Steps

- Secure Insurance Proceeds
- Pursue CDBG Funding
- File for Regulatory Recovery
- Finalize Reorganization Plan in a Manner That Allows Customers to be Served by a Financially Viable Entity

Moving Beyond Storms, Multiple Texas Options Are Creating Positive Results

Pursued Single Option

Past Actions in Texas

Vertically integrated regulated utility

TX ROA law enacted (99)

99 - 04
Pursued requirements for retail open access

ROA efforts halted (6/04)

8/04 - 12/04
Pursued rate case

PUCT dismissed rate case (3Q04)

2/05 - 5/05
Pursued legislation to provide certainty

Enacted (6/05)

Pursuing Multiple Options

Post-Legislation Alternatives

1 Riders

- *$18M capacity rider implemented 12/05*
- *$18M interim transition cost rider to be implemented 3/06 pending mid 06 decision*

2 Retail Open Access

- *Project initiated to assess qualified power regions including ERCOT, SPP or ICT*

3 Jurisdictional Split

- *Louisiana process underway*
- *Targeting 07 implementation*

4 Rate Case

- *Can file base rate case in 6/07 with new rates effective by 6/08*

Further Certainty Is Being Pursued at the Federal Level

Federal Regulatory Agenda

Next Steps

System Agreement Decision

22% (+/-11%) — Rough Production Cost Equalization

- *Make compliance filing*
- *Prepare to implement*
- *Develop replacement agreement*

ICT Proposal Benefits

Furthers FERC's goal of transmission independence

Addresses retail regulators' customer rate and transfer of control concerns

Contains efficient pricing structure for grid expansion

- *Receive orders / approval to implement*
- *Request FERC authorization to install ICT and submit contract*
- *Implement oversight function (within 30 days of all approvals)*
- *Implement other functions (within 12 months of installation of ICT)*

Utility Is Seeking New Long-Term Supply Sources to Provide Fuel Stability and Diversity

2006 RFP for Long-Term Resources
06-15 planning horizon (including ENOI); MW


Load Following
2,000 – 5,000
Base Load
3,000*
Up to 1,000
Up to 1,000
System Requirements
Proposals Requested

- Long-term PPA
- Acquisition
- Self-Build

Solid Fuel Self-Build Alternative
To be evaluated in 06 RFP

Unit	Repower Little Gypsy 3
Owner	Entergy Louisiana
Location	Near LaPlace, Louisiana
Capacity	~500 MW
Technology	Circulating Fluidized Bed
Fuel	Coal and/or pet coke
In-Service	Projected in 2011
Advantages	• Within Amite South region • Proximity to potential fuel sources • On the Mississippi River for fuel delivery • Infrastructure in place

*Base load requirement is growing at a rate of ~1-2% annually

Measured Market Risks Are Being Taken at Entergy Nuclear to Capture Higher Market Prices

Entergy Nuclear Hedged Output
As of 12/05; % of MWhs



100
80
60
40
20
0
00
02
04
06E
08E
10E
Unsold
New PPAs
Original
Power Purchase
Agreement (PPAs)

Entergy Nuclear Energy Prices
06E-10E; Average $/MWh



90
80
70
60
50
40
30
06E
07E
08E
09E
10E
Market at 12/05
Sold in 05
Portfolio at 12/05
Portfolio at 12/04

Nuclear Volumetric Improvements Will Continue to Provide Near-Term Earnings Growth

Phase I: 2003-2006
Increase Capacity by 245 MW

Phase II: Beginning in 2006
Extend Plant Lives

Entergy Nuclear Uprates
MW


150
95
245
Completed
Pending
Total

License Extension Application Process
06 Entergy Nuclear Planned Applications


2006
2008
2010
2012
2014
Pilgrim
Vermont Yankee
FitzPatrick
Application Process
License Expiration

Cost Control Initiatives Are Being Reinvigorated for Both Businesses

Non-Fuel O&M Expense per MWh*

03-06E; $/MWh*

Utility



As-reported
15.3
14.8
14.3
14.6
15.1
15.5
03
04
05
06E

Entergy Nuclear



As-reported
24.1
21.7
21.4
20.2
20.5
03
04
05
06E

Entergy Initiatives

Entergy
Continuous
Improvement
Model



Results
Continuous Improvement
Management Processes
Organizational Philosophy

HealthStrides
Moving in a new direction

Entergy Buyer

Supply Chain Initiatives

*Non-fuel O&M Expense per MWh is adjusted for severance plan in 03 and reflects deconsolidation of Entergy New Orleans in all years; denominator for Utility includes retail and wholesale MWh sales

2006 Will Be a Year to Rebuild and Establish the Foundation

As-Reported and Operational EPS
06E Guidance



4.65 Midpoint
4.50-4.80 Range
4.40
(0.10)
0.10
4.40
0.33
(0.20)
(0.11)
0.42
0.10
(0.10)
(0.14)
(0.05)
Utility
Nuclear
Revenue 0.17
O&M (0.05)
Interest 0.02
Other (0.04)
05 Operational Excl ENOI
Weather
Storm Effects
Adjusted 05
Sales/ Rate Actions
O&M
Interest and Other
Price
Volume
O&M
Interest and Other
All Other
06 Operational Guidance

As-Reported **$4.19**	**$4.93 Midpoint** **$4.78-5.08 Range**

*$4.93 as-reported guidance midpoint includes operational guidance midpoint of $4.65 plus $0.28 for 2006 gain on sale of Entergy-Koch, LP

Cash Available Is $2.3B Over 2006-08, with Recovery Initiatives Targeted for Financing Plan Unwind

Projected Cash Available for Capital Redeployment*
06-08; $B



Cash flow from operating activities
7.3
6.4
(3.6)
(1.5)
0.2
0.8
2.3
Free Cash Flow Excluding Capital Expenditures
Capital Expenditures
Common Dividends
Equity
Debt Capacity
06-08 Cash Available

*Excludes Entergy New Orleans

2006 Initiatives Support Achievement of Long-Term Financial Aspirations

Key Initiatives and Aspirations

Utility Initiatives

- Commence recovery of storm costs through a combination of insurance recovery, federal assistance and regulatory rate relief in a manner that supports the removal of utility operating companies from negative credit watch
- Resolve ENOI bankruptcy in a manner that allows its customers to be served by a viable entity
- Further improve returns at EGSI-TX through combination of cost management and positive resolution of transition to competition cost recovery request
- Implement ICT proposal in a manner that balances FERC and local regulatory requirements
- Manage utility resource requirements in best interest of customers by implementing System Agreement decision, developing a replacement agreement and conducting a RFP for solid fuels under the Supply Plan

Nuclear Initiatives

- Capture market price uplift on unsold position while managing risk within acceptable limits
- Sustain operating record and improve costs at nuclear plants
- Navigate regulatory hurdles at VY
- Complete license extension applications for Pilgrim and VY

Long-Term Aspirations

- Achieve long-term earnings per share growth of 5-6%
- Achieve 9% return on invested capital
- Maintain net debt/net capital ratio of 50% or less
- Pursue continuous improvement in credit ratings and business profile position
- Target top-quartile dividend growth

Event-Driven 2005 Actions Will Reverse Course as We Deliver on Our 2006 Agenda

Total Shareholder Return
12/31/04 through 12/30/05; %



25
20
15
10
5
0
-5
-10
UTY
ETR
S&P 500
Katrina Landfall

Source: Bloomberg

Rating Agency Actions Post-Storms
As of October 05

Agency	Co.	Rating*	Outlook
S&P	ETR	BBB	Watch Negative
	EAI	A-	Watch Negative
	EGSI	BBB+	Watch Negative
	ELI	A-	Watch Negative
	EMI	A-	Watch Negative
	ENOI	D	
Moody's	ETR	Baa3	Stable
	EAI	Baa1	Stable
	EGSI	Baa3	Review for Possible Downgrade
	ELI	Baa1	Stable
	EMI	Baa2	Stable
	ENOI	Caa1	Watch Developing
Fitch	ETR	N/A	N/A
	EAI	BBB+	Outlook Negative
	EGSI	BBB	Outlook Negative
	ELI	BBB+	Outlook Negative
	EMI	BBB+	Outlook Negative
	ENOI	CCC	Watch Negative

*Ratings shown are for First Mortgage Bonds except for ETR, where ratings shown are corporate unsecured ratings

Entergy's 2006 Agenda: Stability, Recovery and Growth

2006 UBS Natural Gas & Electric Utilities Conference

Leo Denault
Executive Vice President and Chief Financial Officer
February 15, 2006

Entergy.®

Appendix

Appendix: Reg G Reconciliations

Table 1: Non-Fuel O&M - Reconciliation of GAAP to Non-GAAP Measures
2003-2006E
($ per MWh)

		2003	2004	2005	2006E
As-Reported Non-Fuel O&M					
Utility	(a)	15.3	14.8	15.1	15.5
Entergy Nuclear	(b)	24.1	21.4	20.2	20.5
Less Adjustments					
Utility					
Voluntary severance plan		0.8	-	-	-
Deconsolidation of Entergy New Orleans		0.2	0.2	-	-
Total	(c)	1.0	0.2	-	-
Entergy Nuclear					
Voluntary severance plan	(d)	2.4	-	-	-
Adjusted Non-Fuel O&M					
Utility	(a)-(c)	14.3	14.6	15.1	15.5
Entergy Nuclear	(b)-(d)	21.7	21.4	20.2	20.5

Appendix: Reg G Reconciliations

Table 2: Earnings - Reconciliation of GAAP to Non-GAAP Measures
2005 Actual and 2006 Guidance
($ per share)

		2005 Actual	2006 Guidance
Consolidated As-Reported Earnings		4.19	
Less Entergy New Orleans		-	
As-Reported excluding Entergy New Orleans	(a)	4.19	4.78-5.08
Less Special Items			
Utility, Parent & Other			
Retail business impairment reserve		(0.12)	-
Retail business discontinued operations		(0.09)	-
Total Utility, Parent & Other		(0.21)	-
Competitive Businesses			
Entergy Nuclear		-	-
Energy Commodity Services			
2006 Gain on sale of Entergy-Koch, LP		-	0.28
Subtotal		-	0.28
Total Competitive Businesses		-	0.28
Total Special Items	(b)	(0.21)	0.28
Consolidated Operational Earnings excluding Entergy New Orleans	(a)-(b)	4.40	4.50-4.80

Appendix: Reg G Reconciliations

Table 3: Projected Cash Available - Reconciliation of GAAP to Non-GAAP Measures 2006-2008		
($ in billions)		
		2006-2008
Net cash flow provided by operating activities	(a)	7.3
Less:		
Net nuclear fuel purchases		0.4
Decommissioning trust contributions		0.4
Planned capital expenditures		3.6
Preferred dividends		0.1
Free cash flow	(b)	2.8
Common dividends	(c)	(1.5)
Net share repurchases (includes repurchases under existing program net of equity units conversion and remaining sale proceeds)	(d)	0.2
Additional debt capacity (net of maturities)	(e)	0.8
Net Cash Available for New Investment, Debt or Equity Repayment, Dividend Increase	(b)+(c)+(d)+(e)	2.3